EXHIBIT 21.1
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                         LIST OF SUBSIDIARIES


                                                   STATE OR OTHER
                                                   JURISDICTION OF
                                                   INCORPORATION OR
NAME OF SUBSIDIARY                                 ORGANIZATION
------------------                                 ----------------

GCT Venture, Inc.                                  Illinois

LPI Service Corporation                            Illinois

U.S. Office Investors, LLC                         Delaware

LaSalle Investment Limited Partnership             Delaware

LaSalle Investment Limited Partnership             England

LaSalle Co-Investment LLC                          Delaware

JLL, INT                                           Delaware

Jones Lang LaSalle Limitada                        Bolivia

Jones Lang LaSalle Limitada                        Chile

Jones Lang LaSalle Limitada                        Columbia

Jones Lang LaSalle S. de R.L.                      Panama

Jones Lang LaSalle Sociedad Comercial de           Peru
Responsabilidad Limitada

Jones Lang LaSalle S.R.L.                          Argentina

Jones Lang LaSalle Sociedad                        Paraguay
Responsabilidad Limitada

Jones Lang LaSalle S.R.L.                          Venezuela

LaSalle Investment Management                      Canada

LaSalle Investment Management, Inc.                Canada

Jones Lang LaSalle S.R.L.                          Uruguay

Jones Lang LaSalle Co-Investment, Inc.             Maryland

LaSalle Investment Management, Inc.                Maryland

Jones Lang LaSalle IP, Inc.                        Delaware

Jones Lang LaSalle International, Inc.             Delaware

Jones Lang LaSalle Holdings GmbH                   Germany

Tamiami Title, Inc.                                Florida

LaSalle Investment Management
  Securities, Inc.                                 Maryland





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


                                                   STATE OR OTHER
                                                   JURISDICTION OF
                                                   INCORPORATION OR
NAME OF SUBSIDIARY                                 ORGANIZATION
------------------                                 ----------------

LaSalle Investment Management
  Securities, L. P.                                Maryland

Jones Lang LaSalle Americas, Inc.                  Maryland

CJVS, Inc.                                         California

Jones Lang LaSalle Securities, Inc.                Maryland

Jones Lang LaSalle Americas Colorado, L.P.         Colorado

Jones Lang LaSalle Americas Illinois, L.P.         Illinois

Compass Cayman                                     Cayman Islands

Compass Asset Management Services S/C Ltda.        Brazil

LaSalle Do Brasil Ltda.                            Brazil

Jones Lang LaSalle Co-Investment, Inc.             Maryland

Jones Lang LaSalle IP, Inc.                        Delaware

Jones Lang LaSalle International, Inc.             Delaware

LaSalle Partners S. de R.L. de C.V.                Mexico

LaSalle Partners Services S.
  de R.L. de C.V                                   Mexico

Jones Lang LaSalle Real
  Estate Services, Inc.                            Canada

Jones Lang LaSalle S.R.L.                          Argentina

Inmobiliaria Jones Lang
  LaSalle Limitada                                 Chile

Jones Lang LaSalle (Europe) Ltd.                   England

Jones Lang LaSalle (Scotland) Ltd.                 Scotland

Jones Lang LaSalle (Scotland)
  Service Company                                  Scotland

Jones Lang LaSalle Ltd.                            Ireland

Utrillo Limited                                    Ireland

Jones Lang LaSalle Mgmt. Services                  Ireland

Jones Lang Wootton Limited                         Ireland

JLW Financial Services Limited                     Ireland

LaSalle Investment Management                      England

                                                   STATE OR OTHER
                                                   JURISDICTION OF
                                                   INCORPORATION OR
NAME OF SUBSIDIARY                                 ORGANIZATION
------------------                                 ----------------

CIN LaSalle Property Services
  London Ltd.                                      England

LaSalle Partners Investment
  Management, Ltd.                                 England

LaSalle Partners International                     England

Compass Management & Leasing U.K. Ltd.             England

Jones Lang LaSalle Continuation Ltd.               England

Jones Lang LaSalle Limited                         England

JLL 99 Ltd.                                        England

Salta Ltd.                                         England

Jones Lang LaSalle Eastern
  European Services Ltd.                           England

Jones Lang Wootton European Resources Ltd.         England

Propertylink Limited                               England

JLW Pension Trustees                               England

PMR Pension Trustees Ltd.                          England

Orchid Insurance Ltd.                              Guernsey

JLW European Holdings Ltd.                         Jersey

Wonderment NV                                      Curaco

Richard Main and Company                           England

JLW Jones Limited                                  England

Jones Lang Wootton                                 England

Jones Lang LaSalle Corporate Finance Limited       England

Property Mgmt. Resources Limited                   England

Real Ventures Property Partnership                 England

Real Ventures (Funding) Limited                    England

JLW Nominees Ltd.                                  England

JLW Second Nominees Ltd.                           England

Jones Lang LaSalle Europe Limited                  England

Jones Lang LaSalle European Services Ltd.          England

                                                   STATE OR OTHER
                                                   JURISDICTION OF
                                                   INCORPORATION OR
NAME OF SUBSIDIARY                                 ORGANIZATION
------------------                                 ----------------

Jones Lang LaSalle Resources                       England

AMAS Limited                                       England

Jones Lang LaSalle European Holdings Ltd.          England

Jones Lang LaSalle (Israel) Ltd.                   Israel

Jones Lang LaSalle Secs                            Luxembourg

Jones Lang LaSalle BV                              Netherlands

Jones Lang LaSalle Global Holdings BV              Netherlands

Jones Lang LaSalle Finance BV                      Netherlands

Jones Lang LaSalle KFT                             Hungary

Jones Lang LaSalle LLC                             Russia

Jones Lang LaSalle Spzoo                           Poland

Jones Lang LaSalle Vastgoed Management BV          Netherlands

Jones Lang LaSalle Vastgoed Taxaties BV            Netherlands

Jones Lang LaSalle Vastgoed Adviseurs BV           Netherlands

BUIJS Business Promotions BV                       Netherlands

Jones Lang LaSalle Investment Consultants BV       Netherlands

Jones Lang LaSalle Research & Consultancy BV       Netherlands

Jones Lang LaSalle Woningbeheer BV                 Netherlands

Jones Lang LaSalle SA                              Belgium

Jones Lang LaSalle Srl                             Italy

Jones Lang LaSalle SA                              France

Jones Lang LaSalle Espana SA                       Spain

Jones Lang LaSalle GMBH                            Germany

Neoltia BV                                         Netherlands

Ophuys BV                                          Netherlands

Pleione BV                                         Netherlands

Cattleya BV                                        Netherlands

S.J.I. Management Ltd.                             Cyprus

                                                   STATE OR OTHER
                                                   JURISDICTION OF
                                                   INCORPORATION OR
NAME OF SUBSIDIARY                                 ORGANIZATION
------------------                                 ----------------

JLW India Private Limited                          India

Jones Lang LaSalle Property
  Management Services SARL                         France

Jones Lang LaSalle Balay Prenot SA                 France

Jones Lang LaSalle Laese SL                        Spain

Jones Lang LaSalle GMBH                            Austria

Laese de Centros Comerciales SA                    Portugal

Jones Lang LaSalle Asset
  Management AB                                    Sweden

Epifactie BV                                       Netherlands

JLW Mgmt. Services LLC                             Russia

Jones Lang Wootton (India)
  Pvt. Limited                                     India

Jones Lang LaSalle Services SRL                    Bucharest

Jones Lang Wootton AB                              Sweden

Wonderment BV                                      Netherlands

JLW Holdings (India) Ltd.                          England

JLW (Mauritius) Ltd.                               Mauritius

JLLINT, Inc.                                       Delaware

Jones Lang LaSalle Asia
  Holdings Ltd.                                    Cook Islands

JLW Transact Thailand Co.-Limited                  Thailand

Jones Lang LaSalle Hotels Limited                  New Zealand

Jones Lang LaSalle Holdings Limited                New Zealand

Jones Lang LaSalle Hotels Pte. Limited             Singapore

Jones Lang LaSalle Advisory Limited                New Zealand

Jones Lang LaSalle Limited                         New Zealand

JLW Transact Limited                               Hong Kong

Jones Lang Wootton (Myanmar) Ltd.                  Myanmar

Jones Lang LaSalle SEA Ltd.                        Hong Kong

                                                   STATE OR OTHER
                                                   JURISDICTION OF
                                                   INCORPORATION OR
NAME OF SUBSIDIARY                                 ORGANIZATION
------------------                                 ----------------

Jones Lang LaSalle Limited                         Hong Kong

Jones Lang LaSalle Property
  Consultants Pte. Ltd.                            Singapore

Jones Lang LaSalle Thailand Ltd.                   Thailand

Jones Lang LaSalle Philippines Inc.                Philippines

Jones Lang LaSalle Property
  Management Pte. Ltd.                             Singapore

Jones Lang LaSalle Regional
  Services Limited                                 Hong Kong

Residential Realty Ltd.                            Hong Kong

Premier Cleaning Service Ltd.                      Hong Kong

Jones Lang LaSalle
  Management Services Ltd.                         Hong Kong

Jones Lang LaSalle Asia Ltd.                       Hong Kong

Jones Lang LaSalle China Ltd.                      Hong Kong

Precision Engineering Ltd.                         Hong Kong

Residential Management Services Ltd.               Hong Kong

Jones Lang LaSalle Surveyors
  Shanghai Ltd.                                    China

Beijing Jones Lang LaSalle
  Property Mgt. Services Ltd.                      China

LPI Australia Holdings Pty.Ltd.                    Australia

Jones Lang LaSalle Real Estate
  Services Pty. Ltd.                               Australia

Jones Lang LaSalle Australia
  Pty. Limited                                     Australia

Jones Lang LaSalle Hotels NSW
  Pty. Limited                                     Australia

Jones Lang LaSalle Hotels
  Vic Pty. Limited                                 Australia

Jones Lang LaSalle Hotels
  Qld Pty. Limited                                 Australia

Jones Lang LaSalle Advisory
  Services Pty. Limited                            Australia









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


                                                   STATE OR OTHER
                                                   JURISDICTION OF
                                                   INCORPORATION OR
NAME OF SUBSIDIARY                                 ORGANIZATION
------------------                                 ----------------

Jones Lang LaSalle Advisory
  Corporate Property Pty. Limited                  Australia

Jones Lang LaSalle Advisory Corporate
  Property (Vic Pty.) Limited                      Australia

Jones Lang LaSalle (NSW Pty.)
  Limited                                          Australia

Jones Lang LaSalle (VIC Pty.)
  Limited                                          Australia

Jones Lang LaSalle (QLD Pty.)
  Limited                                          Australia

Jones Lang LaSalle (SA Pty.)
  Limited                                          Australia

Jones Lang LaSalle (WA Pty.)
  Limited                                          Australia

Jones Lang LaSalle (ACT Pty.)
  Limited                                          Australia

Jones Lang LaSalle (TAS Pty.)
  Limited                                          Australia

Jones Lang LaSalle Superannuation
  Pty. Limited                                     Australia

Jones Lang LaSalle Property Fund
  Advisors Limited                                 Australia

Jones Lang LaSalle Mgmt. Services
  Pty. Limited                                     Australia

Jones Lang LaSalle Strata Mgmt.
  Pty. Limited                                     Australia

Jones Lang LaSalle Corporate
  Property Services Pty. Limited                   Australia

LaSalle CIEC Consulting, Ltd.                      China

Jones Lang LaSalle Korea Limited                   Korea

PT Jones Lang LaSalle                              Indonesia

Sovereign Asian Holding, Inc.                      Mauritius

Jones Lang LaSalle Management Limited              Thailand

Jones Lang LaSalle Advisory Limited                Thailand

Jones Lang LaSalle Facilities Management           Korea









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


                                                   STATE OR OTHER
                                                   JURISDICTION OF
                                                   INCORPORATION OR
NAME OF SUBSIDIARY                                 ORGANIZATION
------------------                                 ----------------

Jones Lang LaSalle Co-Investment                   Maryland

JLLINT, Inc.                                       Delaware

Jones Lang LaSalle International, Inc.             Delaware

Jones Lang LaSalle Japan Holdings Y.K.             Japan

Jones Lang LaSalle K.K.                            Japan

Jones Lang LaSalle Investment Management           Japan
K.K.

GPS Real Estate Services Pty Limited               Australia

Global Property Solutions Pty Limited              Australia
















































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